Exhibit 99.1

Copyright © 2021 Immunome, Inc. All rights reserved. Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics April 22, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com

2 Copyright © 2021 Immunome, Inc. All rights reserved. Forward Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and COVID - 19 therapeutic antibody programs, execution of our clinical and strategic plans, anticipated upcoming milestones for IMM - BCP - 01 and IMM - ONC - 01, including expectations regarding therapeutic potential and benefits thereof, and IND filings. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy including with respect to the timing of our R&D efforts, IND filings, initiation of clinical studies and other anticipated milestones; the timing and effectiveness of any antibody therapeutics which may be developed by us; our ability to fund operations; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in our filings and reports with the SEC. Forward - looking statements contained in this announcement are made as of this date, and we undertake no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of the Company and of other organizations, of which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Copyright © 2021 Immunome, Inc. All rights reserved. 3 Management Team Michael Morin, PhD Chief Scientific Officer Dennis Giesing , PhD Chief Development Officer Purnanand Sarma, PhD President & CEO Sandra Stoneman, Esq. Chief Legal Officer Corleen Roche Chief Financial Officer Matthew Robinson, PhD SVP, Research & Development

Copyright © 2021 Immunome, Inc. All rights reserved. 4 Executive Summary Proprietary Discovery Engine • Rapid, unbiased interrogation of memory B cells to identify novel targets and antibodies directed at them • Potential to advance 1 - 2 candidates into IND - enabling studies per year • Broad applicability across diseases allows for partnering opportunities Infectious Disease • IMM - BCP - 01: COVID - 19 multi - antibody cocktail targeting SARS - CoV - 2 • IND filing anticipated in late 2Q/early 3Q 2021 • $13.3M contract from U.S. Department of Defense Oncology • Rich discovery pipeline comprising >50 novel target - antibody pairs • IMM - ONC - 01: Lead program, first - in - class human antibody targeting IL - 38 • IND filing anticipated in 2H 2021

Immunome Development Pipeline and Anticipated Key Milestones

ONCOLOGY	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	NEXT MILESTONE
IMM-ONC-01	IL-38	I/O, Novel Checkpoint			Anticipate IND filing 2H 2021

ANTI-INFECTIVES	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	NEXT MILESTONE
IMM-BCP-01	Multiple SARS-CoV-2 Antigens	Antibody cocktail			Anticipate IND filing late Q2/ early Q3 2021

Copyright © 2021 Immunome, Inc. All rights reserved.

5

Copyright © 2021 Immunome, Inc. All rights reserved. 6 The Power of Memory B Cells Immunome’s Discovery Engine Sees Disease Through the Lens of the Human Memory B Cell • Memory B cells remember specific antigens and allow for a rapid antibody response 1 • The antibodies that these cells produce are a primary component of the body’s response to a number of diseases: » In cancer , the presence of memory B cells in tumors is associated with favorable outcomes in response to I/O therapy 2 - 4 » In infectious disease , these cells produce the high - affinity antibodies that are responsible for fighting disease Memory B cells are the most educated component of the immune response 1. B Cell Localization and Migration in Health and Disease, Anja E. Hauser, Uta E. Höpken , in Molecular Biology of B Cells (Second Edition), 2015 2. Helmink et al Nature 577, 549 - 555; 2020 3. Petiprezet al Nature 577, 556 - 560; 2020 4. Cabrita et al Nature 577 ,561 - 565; 2020

Copyright © 2021 Immunome, Inc. All rights reserved. 7 Discovery Engine Unbiased Interrogation of Memory B Cells Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody / target interactions Therapeutic Output Unique therapeutic antibody / antigen target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine Process

Copyright © 2021 Immunome, Inc. All rights reserved. 8 Oncology RESEARCH & DEVELOPMENT

Copyright © 2021 Immunome, Inc. All rights reserved. 9 Immunome’s Discovery & Output Memory B Cells Interrogation Reveals Target Rich Functional “Clusters” • Common biological processes that may have disease relevance, such as exosome control of the tumor microenvironment 1 - 2 • Novel immune checkpoints that serve as functional, tumor - derived inhibitors of immunity Provides critical insights into cancer biology such as: 1. Adv Clin Chem. 2016;74:103 - 41.DOI: 10.1016/bs.acc.2015.12.005 2. Mol Cancer. 2019 Oct 23;18(1):146. doi: 10.1186/s12943 - 019 - 1074 - 3 3. Including some commercially - validated targets such as ERBB2 Target Cluster 2 Target Cluster 5 Target Cluster 1 Target Cluster 3 Target Cluster 4 Target Cluster 6 13 22 22 2 10 2 A Highly Productive Platform; Outputs To Date: 300,000 hybridomas | 1,300 hits 50+ antibody / antigen pairs 3

Copyright © 2021 Immunome, Inc. All rights reserved. 10 Immune Response Uncontrolled vs. Controlled Cancer Environments Hallmarks of Immune - Controlled Tumors B Cells T Cells Dendritic Cells Macrophages Tertiary Lymphoid Structures in tumor microenvironment Tag exosomes for clearance Target tumor cells for killing Neutralize immunosuppressive cytokines Exosome - based conditioning of secondary sites and metastasis Lack of tumor - directed immune evolution Suppression of intra - tumoral immunity Suppressive cytokines Hallmarks of Uncontrolled Tumors Exosomes

Copyright © 2021 Immunome, Inc. All rights reserved. 11 The Power of Memory B Cells B Cell Immunity Offers Access to Multiple Antitumor Mechanisms Tumor - derived Factors/ metastatic cells Target - specific antibodies Tumor of B Cell Donor Responding Patient Immune Modulation Exosomes & Membrane Dynamics Tumor or Tumor - Associated Stromal Antigens Neutralization of secreted inhibitory factors in tumor microenvironment Neutralization of endosomes involved In immune suppression/pioneering the metastatic niche Identification of tumor - associated proteins for targeting by ADC or immune cell - redirection exosomes proteins B Cells T Cells Dendritic Cells Macrophages

Oncology
R&D Pipeline

Mapping the Tumor Through the Lens of the B Cell Identifies Unique Therapeutic Targets

Immune Modulators



Program	Pathways	Potential Cancers of Relevance	Stage
IMM-ONC-01 (Anti-IL-38)	Inhibitory cytokine negatively regulate innate immunity	Lung, head and neck, melanoma, prostate	Development
IMM20325	Soluble factor promotes angiogenesis and neutrophils/T cell tolerance	Thyroid cancer	Research

Exosomes & Membrane Dynamics



Program	Pathways	Potential Cancers of Relevance	Stage
IMM20059	Highly expressed on tumor-derived exosomes	PD-L1 resistant melanoma and prostate	Research
IMM20065	Modulates actin-dependent endocytosis protein transport, and cell division	Lung, cervical, CRC, breast	Research

Tumor or Tumor-Associated Stromal Antigens



Program	Pathways	Potential Cancers of Relevance	Stage
IMM20326	Metabolic enzyme overexpressed on tumor cell surface	Chemoresistant HCC & osteosarcoma	Research

Copyright © 2021 Immunome, Inc. All rights reserved.

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IL-38: A Novel Oncology Target

IL-38 Appears to Dampen Innate Anti-Tumor Immunity

Blocking IL-38 is expected to boost anti-tumor immunity

- IL-38 is an IL-1 cytokine family member, but most closely resembles the natural antagonists of the family (IL-1Ra and IL-36a)
- IL-38 inhibits infiltration & pro-inflammatory activity of innate immune cells (e.g., MΦ, γδT cells, DCs)
- IL-38 inhibits innate immune responses by dendritic cell precursors, macrophages

1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 5BOW

Typical Inflammatory Anti-tumor Response



Tumor
Macrophage
Dendritic cell
B cell
Activated T cell
Exhausted T cell
IL-38[1]
PD-1/PD-L1
Productive Immune Response
Immune Desert
Pre-Inflamed
Inflamed
Exhausted
Tumor Microenvironment

Copyright © 2021 Immunome, Inc. All rights reserved.

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IL-38 Expression in Solid Tumors

IL-38 is Over-Expressed in Multiple Tumors of High Unmet Medical Need, and Associated with Reduced Immune Cell Infiltration

IL-38 is over-expressed in multiple tumors of high unmet medical need


Head & Neck
23%
HNSC
TUMOR
NORMAL
Esophagus
53%
ESCA
Lung, Squamous
41%
LUSC
Cervix
48%
CESC
Bladder
25%
BLCA
Skin
14%
SKCM
Prostate
30%
PRAD
Lung, Adeno
9%
LUAD

Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

Inverse relationship between IL-38 expression and immune cell infiltration in tumors


Prostate Adenocarcinoma
Lung Adenocarcinoma
T Cells
Macrophages
n = 498
R^2 = 0.005
n = 517
R^2 = 0.0001
n = 498
R^2 = 0.0023
n = 517
R^2 = 0.0011
IL-38 Expression

Copyright © 2021 Immunome, Inc. All rights reserved.

14

Copyright © 2021 Immunome, Inc. All rights reserved. 15 Clinical Consequences of IL - 38 Expression Recent Literature Reports Show Correlation Between IL - 38 and Tumor Growth IL - 38 high IL - 38 low

IL-38 & Innate Immunity

IL-38 Inhibits Myeloid Cell Activation In Vitro

Blocks IL-36 mediated inflammatory signals


A
100
80
60
40
20
0
IL-8 % of control
*
IL-36γ
IL-36γ + IL-38

IL-36γ induced IL-8 in PBMCs
PNAS 2012;109 (8):3001

Suppresses Dendritic Cell Function


G
2500
2000
1500
1000
500
0
IFN-γ (pg/ml)
**
no DC
imDC
mDC
IL-38-DC

Reduction of DC Stimulatory Capacity
J. Cell Mol. Med. 2020;24 (1):371

Inhibits macrophage inflammatory response


Unstim
LPS Only
LPS + IL-38
LPS+IL-38 +Anti-IL-38

LPS induced RNA expression in THP-1
Immunome Data

Copyright © 2021 Immunome, Inc. All rights reserved.

16

Copyright © 2021 Immunome, Inc. All rights reserved. 17 IMM - ONC - 01 Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM - ONC - 01 equivalent to best in class I/O (anti - CTLA4) in this model • IMM - ONC - 01 vs anti - mCTLA4 • ~40% response rate upon treatment with IMM - ONC - 01 ab • Animals with complete cures resistant to tumor re - challenge • Strongly suggests immunological memory • Consistent with proposed MOA 5 10 15 20 25 0 500 1000 Study Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) 1333-103G EMT6 Re-challenge: Mean TV Untreated control (n=5) Anti-CTLA4 (n=4) CD1M3 (n=4) Vehicle control Anti - mCTLA4 IMM - ONC - 01 Vehicle control Anti - mCTLA4 IMM - ONC - 01

IMM-ONC-01
Program Summary

Modulating Innate Anti-Tumor Immunity

IMM-ONC-01 is a novel antibody candidate targeting IL-38

- IL-38 is a novel checkpoint in the innate immune system
  - » Target of an antibody isolated from the memory B cells of a patient with head and neck cancer
- Targeting IL-38 using IMM-ONC-01 can boost anti-tumor immunity
  - » Potential indications include multiple cancers with high unmet medical need, e.g. lung, head and neck, melanoma, prostate
- **IND filing anticipated in 2H 2021**



huIgG (PDB 1HZH)[1]

1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org); PDB 1HZH

Copyright © 2021 Immunome, Inc. All rights reserved.

18

Copyright © 2021 Immunome, Inc. All rights reserved. 19 Infectious Diseases RESEARCH & DEVELOPMENT

Copyright © 2021 Immunome, Inc. All rights reserved. 20 IMM - BCP - 01 Therapeutic Antibody Cocktail Against Multiple SARS - CoV - 2 Antigens Collaboration with U.S. DoD awarded, up to $13.3M in funding Select convalescent patients with strong anti - viral titer Antibody cocktail for potential prophylaxis and treatment Deep repertoire screening against multiple viral proteins Collect convalescent blood and isolate memory B cells Produce antibody mixture (3 Abs) using recombinant manufacture Screen for anti - viral antibodies Discovery engine enables rapid isolation of antibodies against SARS - CoV - 2 and potentially other infectious agents

SARS-CoV-2
Evolving
Landscape

SARS-CoV-2 Variants Driving Need for Novel Therapies

SARS-CoV-2 Emerging Escape Mutants

- Certain variants exhibit increased transmission and decrease the efficacy of vaccines & therapeutics
  - UK (B.1.1.7), Brazilian (P.1), S. African (B.1.351), and Californian (B.1.429/427*) are **CDC *"Variants of Concern" (as of 04/14/2021)***
- Immunome's approach is aimed at overcoming the effects of mutational drift
  - Target broadly conserved epitopes on the Spike protein
  - Mechanisms beyond neutralization to increase viral clearance and reduce susceptibility to drift

**B.1.429 includes B.1.427 mutations plus two additional mutations*


Pseudovirus neutralization by vaccinee sera[1]
2 DOSE
1 DOSE
Good
cross-neutralization
Poor
cross-neutralization
WILD TYPE
D614G
B.1.1.7
B.1.1.298
B.1.1.429
*
P.2
P.1
B.1.351
SARS-CoV
WIV1-CoV
UK
CA
Brazil
S Africa
Globally circulating SARS-CoV-2 variants
Other CoVs

Immunome Discovers Antibodies Capable of Neutralizing Multiple SARS-CoV-2 Variants, Including the South African Variant, in Pseudovirus Testing
02/18/2021

1. Fig. adapted from: Cell (2021), doi: https://doi.org/10.1016/j.cell.2021.03.013

Copyright © 2021 Immunome, Inc. All rights reserved.

21

Copyright © 2021 Immunome, Inc. All rights reserved. 22 IMM - BCP - 01 Highlights • Antibody cocktail (IMM - BCP - 01) is a combination of three antibodies that bind to complementary, non - overlapping regions of the SARS - CoV - 2 spike protein. • Neutralizes South Africa (B.1.351) and UK (B.1.1.7) in live virus testing’ Brazil (P.1) and California (B.1.429, also containing B.1.427 mutations) in pseudovirus testing, all of which are CDC - designated “Variants of Concern”. • Efficacious in hamsters infected with SARS - CoV - 2 (USA - WA1/2020) in both prophylactic and treatment schedules. • IND Filing planned for late 2Q/early 3Q 2021. Immunome SARS - CoV - 2 Antibody Cocktail Neutralizes UK, South Africa, Brazil and California Variants in Preclinical Testing: Progressing to IND filing

IMM-BCP-01
Antibody Cocktail

Triangulating the Spike Protein: Targeting Three Non-Overlapping Regions

Selected antibodies bind to three distinct faces on the receptor binding domain (RBD) of the Spike protein:

✓ **Antibody A**: binds to ACE2 binding site, highly potent neutralizer

✓ **Antibody B**: binds to an epitope conserved in all CoV-2 variants tested to date

✓ **Antibody C**: binds to a unique epitope
- "E465 patch," a subdominant epitope not subject to selective pressure[1]
- Cross-reacts with, and neutralizes, SARS-CoV-1 in pseudovirus testing

IMM-BCP-01 Cocktail:
- Retains picomolar binding to multiple complex and single point mutations
  - UK (B.1.1.7), South African (B.1.351), Brazilian (P.1) and Californian (B.1.429)
  - E484Q, L452R (mutations reported in B.1.617 or the India variant)
  - High affinity and complementary activity


ACE2
Receptor
ANTIBODY A
ANTIBODY C
ANTIBODY B

1. Greaney et al Cell Host & Microbe; 2021

Copyright © 2021 Immunome, Inc. All rights reserved.

23

IMM-BCP-01 Cocktail Approach Translates to Efficacy Across Multiple Variants in Pre-clinical Testing

- Pseudovirus neutralization across multiple strains
  - CDC-SARS-CoV-2 Variants of Concern (04/14/21): Brazilian (P.1), Californian (B.1.429*), UK (B.1.1.7) and South African (B.1.351)
  - US and European reference strains, USA-WA1/2020 and BavPat1/2020

- Live virus neutralization across multiple strains
  - UK (B.1.1.7) and South African (B.1.351) live virus variants
  - US and European reference live viruses, USA-WA1/2020 and BavPat1/2020

- Demonstrated efficacy in infected hamster model
  - Prophylactic and therapeutic efficacy in hamsters infected with SARS-CoV-2 (USA-WA1/2020)


Multiple antibodies
Variant 1
Variant 2
Activity against variants

*B.1.429 includes B.1.427 mutations plus two additional mutations

Copyright © 2021 Immunome, Inc. All rights reserved.

24

IMM-BCP-01

Exhibits Robust Activity In Vitro and In Vivo – Select Examples

Antibody Cocktail Neutralizes UK (B.1.1.7)

- IMM-BCP-01 live virus neutralization *in vitro*

UK (B.1.1.7)


Percent Neutralization
150
100
50
0
-50
-100
0.01
0.03
0.08
0.24
0.7
2.2
6.6
20
60
200
Antibody Concentration (nM)

Antibody Cocktail Reduces Viral Lung Titer

- IMM-BCP-01 treatment of hamsters infected with the SARS-CoV-2 Washington (CDC-WA 1/2020) reference virus


Titer (PFU/gram)
No Rx
IMM-BCP-01

Translation of Activity: Protein Binding → Pseudovirus Neutralization → Live Virus Neutralization → *In vivo* Efficacy

Copyright © 2021 Immunome, Inc. All rights reserved.

25

Copyright © 2021 Immunome, Inc. All rights reserved. 26 IMM - BCP - 01 Program Antibody Cocktail With Activity Against Multiple Emerging SARS - CoV - 2 Variants in Pre - clinical Testing x Binding to three non - overlapping regions of RBD, leading to combinatorial activity x Neutralize multiple SARS - CoV - 2 variants, including CDC - designated “Variants of Concern” x Demonstrate non - neutralization mechanisms in vitro : may be of relevance in viral clearance Potential as a therapy and prophylaxis Data to - date: Clinical manufacturing in progress Planned IND filing in late 2Q/early 3Q 2021

Copyright © 2021 Immunome, Inc. All rights reserved. 27 Summary SUMMARY

28 Copyright © 2021 Immunome, Inc. All rights reserved. ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL NEXT MILESTONE IMM - ONC - 01 IL - 38 I/O, Novel Checkpoint Anticipate IND filing 2H 2021 ANTI - INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL NEXT MILESTONE IMM - BCP - 01 Multiple SARS - CoV - 2 proteins Antibody cocktail Anticipate IND filing late Q2/ early Q3 2021 Immunome Pipeline & Anticipated Milestones

Copyright © 2021 Immunome, Inc. All rights reserved. 29 Finance and Intellectual Property Intellectual Property » Broad patent estate covering technology and applications » Exclusively licensed patents covering platform from key academic institutions » Significant additional platform intellectual property generated by Immunome » Patent applications covering antibody - target pairs Finance » Traded on NASDAQ under Ticker IMNM » October 2020 IPO raised gross proceeds of approximately $44.9 million » As of December 31, 2020, Immunome had cash and cash equivalents of $39.8 million » 10,634,245 shares of common stock outstanding at year - end 2020

Copyright © 2021 Immunome, Inc. All rights reserved. 30 Executive Summary Proprietary Discovery Engine • Rapid, unbiased interrogation of memory B cells to identify novel targets and antibodies directed at them • Potential to advance 1 - 2 candidates into IND - enabling studies per year • Broad applicability across diseases allows for partnering opportunities Infectious Disease • IMM - BCP - 01: COVID - 19 multi - antibody cocktail targeting SARS - CoV - 2 • IND filing anticipated in late 2Q/early 3Q 2021 • $13.3M contract from U.S. Department of Defense to fund early clinical testing Oncology • Rich discovery pipeline comprising >50 novel target - antibody pairs • IMM - ONC - 01: Lead program, first - in - class human antibody targeting IL - 38 • IND filing anticipated in 2H 2021

Copyright © 2021 Immunome, Inc. All rights reserved. 31 Appendix APPENDIX

Scientific Advisory Board

Oncology

Scott Dessain, MD, PhD
Chair, Founder
Joseph and Ray Gordon Chair of Clinical Oncology and Research at Lankenau Institute for Medical Research

George Prendergast, PhD
Cancer Biology
Former Editor of Cancer Research
President and CEO of Lankenau Institute for Medical Research

William Strohl, PhD
Antibody Engineering & GMP
Formerly Centocor; Biologics Lead at J&J

Anthony Tolcher, MD, FRCPC
Early Clinical Development
NEXT Oncology, San Antonio Medical Center

Louis Weiner, MD
Immuno-Oncology
Director, Georgetown Lombardi Comprehensive Cancer Center and Director, MedStar Georgetown Cancer Institute

COVID-19

Michael Diamond, MD, PhD
Washington University School of Medicine
The Herbert S. Gasser Professor of Medicine and Professor of Molecular Biology Pathology and Immunology
Associate Director, for the Andrew M. and Jane M. Bursky Center for Human Immunology and Immunotherapy Programs

Jeffery Henderson, MD, PhD
Washington University
Associate Professor of Medicine and Molecular Biology
Member, National Convalescent Plasma Project (CCPP19)

Shmuel Shoham, MD
Johns Hopkins University School of Medicine
Associate Professor of Medicine
Member, National Convalescent Plasma Project (CCPP19)

Susan Weiss, PhD
University of Pennsylvania Perelman School of Medicine
Professor and Vice Chair, Department of Microbiology
Co-Director, Penn Center for Research on Coronaviruses and Other Emerging Pathogens

Copyright © 2021 Immunome, Inc. All rights reserved.

32

Copyright © 2021 Immunome, Inc. All rights reserved. 33 Board of Directors Michael Rapp, Chairman Managing Partner, Broadband Capital Investments, LLC Richard Baron Formerly Chief Financial Officer, Zynerba Pharmaceuticals John LaMattina, PhD Formerly President, Pfizer Global Research & Development Michael Lefenfeld President and CEO, Cyanco International Co - founder of SiGNa Chemistry Purnanand Sarma, PhD President & CEO, Immunome Inc. Philip Wagenheim Managing Partner, Broadband Capital Partners, LLC Michael Widlitz, MD Formerly of clinical development & medical affairs at Pfizer

Copyright © 2021 Immunome, Inc. All rights reserved. 34 Using the B Cell Lens Discovery Engine Appears to Reveal Rare and Novel Targets • Rare, broadly conserved epitopes in infectious disease » Antibodies binding to Spike protein epitopes conserved across multiple SARS - CoV - 2 variants and even SARS - CoV - 1 » Broadly neutralizing antibodies against multiple polio strains . Currently used by WHO/FDA in universal ELISA for quantification of polio vaccine 1 » Anti - A b 40 antibodies, that appear to bind a structural epitope conserved across amyloids from bacterial biofilms to humans 2,3 • Novel Cancer Biology Insights » Functional target clusters (e.g., exosome biology) » Checkpoint of the Innate Immune System Unique Antibodies Enable Access to Fundamental Biology 1. Kouiavskai, et al 2020 2. Tursi et al Nature Commun, 2020 3. Levites et al J Neuroscience, 2015

Copyright © 2021 Immunome, Inc. All rights reserved. 35 IMM - BCP - 01 Hypothesis Neutralizing Antibody Therapeutics vs. Immunome’s Antibody Cocktail Approach Neutralizing Antibodies • Target single protein • New strains may readily evade IMM - BCP - 01 Profile ▪ Multiple antibodies against diverse viral antigens ▪ Approach can be exploited as a rapid response platform for use against other emerging infections IMM - BCP - 01 • Targets multiple viral epitopes • Broader coverage across multiple variants Virus Isolate 1 Virus Isolate 2

Copyright © 2021 Immunome, Inc. All rights reserved. 36 B Cell Interrogation of Super - Responders “Super Responders” Mount Robust Immune Response Against SARS - CoV - 2 More than 50% of the antibodies identified bind to SARS - CoV - 2 proteins other than Spike • Open Reading Frame - coded (ORF) proteins and nucleocapsid represent the most prevalent non - Spike targets • Antibody response to neutralizing and non - neutralizing epitopes on Spike protein are committed to B cell memory • Response appears to extend beyond Immunoglobulin G (IgG), comprising of affinity - matured antibodies with specialized function (IgA and IgM) https://www.biorxiv.org/content/10.1101/2021.01.27.428534v1).

Copyright © 2021 Immunome, Inc. All rights reserved. 37 Untapped Potential in Immuno - Oncology Current Therapies are Based on Limited Understanding of the Diversity and Complexity of Human Tumors T cell targeted immuno - oncology approaches have redefined the way we treat cancer However, large numbers of patients cannot be treated using T cell - targeted approaches Tumors subvert immunity through multiple mechanisms, often simultaneously T cell compartment is only one component of a complex immune response to tumors B cells offers untapped biology and a new approach to advancing a novel wave of targets and therapies

Copyright © 2021 Immunome, Inc. All rights reserved. 38 Memory B Cells and Cancer Memory B - Cells Play a Powerful Role in the Immune Response to Cancer B cells are a key feature of successful anti - cancer immunity » B cells secrete cytokines, present antigens, and generate antibodies » The presence of B cells in tumors is associated with favorable outcomes in multiple cancers 1 » Coordinated B and T cell response is key to a successful response to IO Therapy 2 - 4 B cells identify disease - associated antigens and generate a library of memory cells against them » This target library is profound in its breadth and depth, which yields multiple opportunities to identify novel therapeutic targets and therapies » The goal is to translate the hallmarks of successful anti - cancer immunity to patients with no intrinsic immunity 1. Wouters & Nelson, Clin. Can. Res. 24, 6125 - 6135; 2018 2. Helmink et al Nature 577, 549 - 555; 2020 3. Petiprezet al Nature 577, 556 - 560; 2020 4. Cabrita et al Nature 577 ,561 - 565; 2020